UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2013

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)                                 In connection with the results of the Annual Meeting of Stockholders, Tom O’Riordan has resigned from the Board of Directors of Joe’s Jeans Inc. (the “Company”).  The Board has appointed Kelly Hoffman to fill his position on the Audit Committee of the Board, has designated Kent Savage to serve as the “Audit Committee Financial Expert” (as defined in Item 407 of Regulation S-K) and Chairman of the Audit Committee and has reduced the size of the Board to seven members.

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

Results of Annual Meeting of Stockholders

On March 11, 2013, the Company filed a Definitive Proxy Statement on Schedule 14A with the Securities and Exchange Commission relating to an annual meeting of our stockholders to be held on April 8, 2013.  The purpose of the annual meeting was to vote on the following proposals: (1) to elect eight directors to serve on the Company’s Board until the 2014 annual meeting of stockholders or until their respective successors are elected and qualified; and (2) to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2013.

The Board fixed the close of business on February 21, 2013 as the record date for identifying those stockholders entitled to notice of, and to vote, at the annual meeting.  On March 12, 2013, the notice of annual meeting, proxy statement and proxy cards were first mailed to stockholders along with the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2012.  On April 8, 2013, the Company conducted its annual meeting of stockholders and all proposals were approved.

On April 8, 2013, 56,083,443 shares were represented in person or by proxy at the meeting, which reflected approximately 82% of total shares outstanding.  The vote totals on the proposals were as follows:

	For	Withheld	Broker Non-Votes
1. Election of eight directors:

Samuel J. Furrow	22,152,305	4,266,322	29,664,816

Marc B. Crossman	23,868,459	2,550,168	29,664,816

Joanne Calabrese	23,870,109	2,548,518	29,664,816

Joe Dahan	23,873,384	2,545,243	29,664,816

Kelly Hoffman	23,866,193	2,552,434	29,664,816

Thomas O’Riordan	12,900,182	13,518,445	29,664,816

Suhail R. Rizvi	23,862,617	2,556,010	29,664,816

Kent Savage	23,871,312	2,547,315	29,664,816

	For	Against	Abstain

2. Appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending November 30, 2013	55,727,063	206,932	149,448

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: April 12, 2013	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)